Exhibit 32.1

Certification of Principal Executive Officer and Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Quarterly Report on Form 10-Q of TURBOCHEF TECHNOLOGIES, INC. (the "Company") for the period ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), James K. Price as Chief Executive Officer of the Company, and James A. Cochran, as Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 5, 2005	By:	/s/ JAMES K. PRICE James K Price Chief Executive Officer
Date: August 5, 2005	By:	/s/ JAMES A. COCHRAN James A. Cochran Chief Financial Officer

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

See also the certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, which are included in this annual report on Form 10-K.